Scudder
Limited Term Tax
Free Fund

Semiannual Report
April 30, 1997

Pure No-Load(TM) Funds

A fund designed to seek a high level of income, exempt from regular federal income taxes and consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

Scudder (logo)

      Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  20  Officers and Trustees
  21  Investment Products and Services
  22  Scudder Solutions

                                    In Brief

o Scudder Limited Term Tax Free Fund received a five-star rating from Morningstar, reflecting the highest possible rating for risk-adjusted performance through April 30, 1997.*


o As of April 30, 1997, Scudder Limited Term Tax Free Fund's 30-day net annualized SEC yield was 4.22%, equivalent to a 6.99% taxable yield for investors subject to the 39.6% top federal income tax rate.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE:

BAR CHART TITLE:    30-Day Yield
                    on April 30, 1997


BAR CHART DATA:


                  Scudder
                Limited Term       Taxable
                Tax Free Fund    Equivalent

                  4.22%             6.99%


o For the six months ended April 30, 1997, Scudder Limited Term Tax Free Fund posted a total return of 1.57%. This return outpaced the 1.50% average performance of the Fund's peers according to Lipper.

*For your information, these ratings are subject to change every month and are calculated from the Fund's three-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three-year performance, and was rated among 1,257 municipal funds for the period. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                     2 - Scudder Limited Term Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to report on Scudder Limited Term Tax Free Fund's performance over its most recent semiannual period. In addition to the Fund's five-star Morningstar rating (see "In Brief" on page two for more information), the Fund posted a 6.99% tax equivalent yield for investors in the highest federal tax bracket, significantly higher than current CD rates. And the Fund earned a positive total return of 1.57%, despite a significant rise in short-term interest rates during the period that brought about price declines for many short-term municipal bonds. Please read the discussion beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, last fall we launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances. Moreover, a team of Scudder's investment professionals rebalances the mix within the portfolios as market conditions warrant.

     Please see pages 21 through 23 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund. Thank you for investing with Scudder.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder Limited Term Tax Free Fund

                     3 - Scudder Limited Term Tax Free Fund

PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER LIMITED TERM TAX FREE FUND
--------------------------------------------
1 Year          $ 10,433     4.33%      4.33%
Life of Fund*   $ 11,489    14.89%      4.22%
--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
(3 YEAR)
--------------------------------------------
1 Year          $ 10,462      4.62%     4.62%
Life of Fund*   $ 11,561     15.61%     4.68%
--------------------------------------------
*The Fund commenced operations on February 15, 1994.
 Index comparisons begin on February 28, 1994.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LIMITED TERM TAX FREE FUND
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,965
10/94          $10,099
4/95           $10,465
10/95          $10,901
4/96           $11,072
10/96          $11,373
4/97           $11,551


LEHMAN BROTHERS MUNICIPAL BOND INDEX (3 YEAR)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
10/94          $10,058
4/95           $10,401
10/95          $10,862
4/96           $11,051
10/96          $11,352
4/97           $11,561

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30

                       1994*    1995      1996      1997
                     -------------------------------------
NET ASSET VALUE...   $ 11.80  $ 11.80   $ 11.92   $ 11.89
INCOME DIVIDENDS..   $   .09  $   .57   $   .55   $   .52
CAPITAL GAINS
DISTRIBUTIONS.....   $    --    $  --   $   .01   $   .02
FUND TOTAL
RETURN (%)........      -.35     5.01      5.80      4.33
INDEX TOTAL
RETURN (%)........      -.62     4.64      6.26      4.62

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

                     4 - Scudder Limited Term Tax Free Fund

PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                    19%
Core Cities/Lease                  18%
Electric Utility Revenue           12%
State General Obligation           11%
Port/Airport Revenue                8%
School District/Lease               7%
Pollution Control/
Industrial Development              6%
Housing Finance Authority           5%
Student Loans                       4%
Miscellaneous Municipal            10%
--------------------------------------
                                  100%
--------------------------------------
During the Fund's most recent
semiannual period we added to
our position in New York City
General Obligation and (State of)
Washington Public Power Supply
System bonds, which have
performed well over the past
year.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                                55%
AA                                 15%
A                                  20%
BBB                                10%
--------------------------------------
                                  100%
--------------------------------------
Weighted average quality: AA

Overall credit quality remains
high, with 70% of the bonds in
the Fund's portfolio rated AAA or
AA.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year                   15%
1 - 5 years                        47%
5 - 10 years                       38%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 4.1 years

We reduced our holdings of
two-year bonds and focused
mainly on three- to eight-year
bonds, which we believe offer
attractive value relative to other
bonds in the Fund's permissible
maturity range.

For more complete details about the Fund's investment portfolio, see page 9.


                     5 - Scudder Limited Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Limited Term Tax Free Fund performed well over a semiannual period that witnessed mixed performance for municipal bonds, and included an interest rate hike by the Federal Reserve. On April 30, 1997, the Fund's 30-day net annualized SEC yield was 4.22%, equivalent to a fully taxable yield of 6.99% for shareholders subject to the 39.6% maximum federal income tax rate. The Fund's "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality. The Fund's tax-equivalent yield also compares favorably with the 5.37% average yield of 2-year bank certificates of deposit as of April 30, 1997. Of course, unlike fixed-rate CDs, which are FDIC-insured up to certain limits, the Fund's yield and share price fluctuate, and principal investments in the Fund are not insured. In addition, the Fund's four-year average maturity allows for a higher yield.

As the accompanying graph shows, over the past six months, the Fund's tax-equivalent yield has been consistently higher than the average yield of 2-year CDs tracked nationally.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:   Scudder Limited Term Tax Free Fund's
                    Tax-Equivalent Yield vs. National Two-Year
                    CD Rates

PERIOD:             November 1996 through April 1997

LINE CHART DATA:

                   SLTTFF                      National
              tax-equivalent                   average
            yield of two year                 CD yields

                   6.44%                        5.20%
                   6.51                         5.15
                   6.56                         5.17
                   6.27                         5.18
                   6.62                         5.21
                   6.99                         5.37

Source of CD data: BanxQuote.

Tax equivalent yields are for the 39.6% maximum federal tax rate.

As short-term interest rates rose during the six-month period, prices of short-term municipal bonds generally declined. Despite the rise in rates, the Fund posted a positive 1.57% total return for the six months ended April 30, 1997. During the period, $0.26 in income distributions and $0.02 in long-term capital gains offset a net asset value decline of $0.09 to $11.89. The Fund's total return compares favorably with the 1.50% return of the 31 similar municipal bond funds tracked by Lipper Analytical Services, Inc. As shown in the chart on page 7, the Fund's performance placed it in the top 25% of its peer group for one- and three-year periods:

                     6 - Scudder Limited Term Tax Free Fund

 Consistently Above-Average Performance
 (Returns for periods ended April 30, 1997)


           Scudder
           Limited
           Term Tax                   Number
             Free                      of
            Fund      Lipper          Funds    Percentile
 Period    return     return    Rank  tracked   Ranking
 --------------------------------------------------------
 six
 months      1.57%    1.50%      13 of 31      Top 42%

 1 year      4.33%    4.01%       6 of 28      Top 21%



 3 years*    5.03%    4.51%       2 of 16      Top 13%


*Average annual returns; past performance does not guarantee future results.


                           Economic and Market Review

Scudder Limited Term Tax Free Fund's most recent semiannual period witnessed a healthy U.S. economy that combined strong consumer spending with continued low inflation. The economy experienced real (inflation-adjusted) Gross Domestic Product (GDP) growth of 2.4% during 1996, and at the close of the first quarter of 1997 was on track for GDP growth of 2.5% or higher in 1997. The stock market scaled unprecedented heights despite a short-lived sell-off in mid-March, and the bond market struggled unsuccessfully to keep up. In the midst of this healthy environment for corporate profits and the stock market, bond market participants continued to monitor indicators closely for signs of economic overheating and accelerating inflation. Their worry was reflected in the performance of the Treasury market over the Fund's most recent semiannual period, where yields of 10-year Treasury bonds rose approximately one third of a percentage point, and prices declined 2.6%.

Municipals outperformed Treasuries during the six-month period, as yields of 10-year municipals rose only one fifth of a percentage point, and prices declined 2%. Municipal bond prices were supported by shrinking overall supply, a moderate level of new issuance, and steady demand from both individuals and institutions such as insurance companies.

                             Our Portfolio Strategy

Scudder Limited Term Tax Free Fund is designed to deliver tax-free income with below-average price risk through investments in municipal bonds with effective maturities between one and 10 years. The Fund seeks higher income than is typically available from tax-free money market investments and less share price fluctuation than is found in intermediate- and long-term tax free bonds. The Fund's professional management, economies of scale, liquidity, ability to diversify its assets, and dividend reinvestment continue to offer advantages compared to holding individual municipal bonds. Over the Fund's most recent fiscal year we continued to diversify the Fund's maturities, but reduced our position in two-year bonds because of the possibility of further short-term interest rate increases by the Fed. We focused mainly on three- to eight-year bonds because we felt they offered attractive value compared with other bonds in the Fund's permissible maturity range. The Fund also continued to emphasize premium noncallable bonds, which generally exhibit less interest rate sensitivity than callable bonds priced close to par.

                     7 - Scudder Limited Term Tax Free Fund

During the period we focused on modestly increasing the Fund's yield while maintaining high credit quality. One way we implemented this strategy was to add to our positions in New York City General Obligation and (State of) Washington Public Power Supply System bonds. Both issues have performed well over the past year, and we believe these bonds represent attractive value while paying high coupons. The Fund's overall credit quality remains high, with 70% of the bonds in the Fund's portfolio rated AAA or AA.

                                   Our Outlook

Though it is possible that the national economy's momentum will carry over for the remainder of 1997, we believe that a slight slowdown could occur later this year. U.S. consumers, the major drivers of the country's economic growth, continue to be overextended: Credit card defaults recently matched levels last seen just after the 1989-90 recession. Deregulation of key industries worldwide, the globalization of economic activity, and technological advances continue to dampen any resurgence of inflation, and any signs that the economy is slowing even slightly could soothe the bond market and diminish upward pressure on rates coming from the Federal Reserve or market participants.

We will continue to maintain a conservative investment strategy, including holding premium coupon bonds, diversifying broadly, and keeping the Fund's credit quality high. We will also search for attractive value by weighing the maturity characteristics, call features, credit quality, and income potential of each bond we consider adding to Scudder Limited Term Tax Free Fund's portfolio.


Sincerely,

Your Portfolio Management Team

/s/M. Ashton Patton        /s/Donald C. Carleton

M. Ashton Patton           Donald C. Carleton


                     8 - Scudder Limited Term Tax Free Fund

              Investment Portfolio as of April 30, 1997 (Unaudited)

                                                                                    Principal         Credit             Market
                                                                                    Amount ($)       Rating (b)         Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 5.0%
----------------------------------------------------------------------------------------------------------------------------------
Alaska
Valdez, AK, Marine Term Revenue, Daily Demand Note, 3.9%, 12/1/33* ...............   3,000,000           A-1+            3,000,000
Delaware
Wilmington, DE, Hospital Revenue, Franciscan Health Systems, Series A, Daily
  Demand Note, 3.95%, 7/1/11* ....................................................     100,000           A-1+              100,000
Pennsylvania
Delaware County, PA, Airport Facilities Revenue, United Parcel Service, Daily
  Demand Note, 3.85%, 12/1/15* ...................................................     400,000           AAA               400,000
Montgomery County, PA, Higher Education & Health Authority Hospital Revenue,
  Monthly Reset, 7/5/11, 3.85%, 7/5/11* ..........................................     500,000           AAA               500,000
Texas
Grapevine, TX, Industrial Development Revenue Bond, Daily Demand Note, 12/1/24,
  3.95%, 12/1/24* ................................................................     100,000           P1                100,000
Lone Star, TX, Airport Improvement Authority, Daily Demand Note:
  Series A-4, 3.95%, 12/1/14* ....................................................     400,000           MIG1              400,000
  3.95%, 12/1/14* ................................................................     600,000           MIG1              600,000
  Series 1995A-3, 3.95%, 12/1/14* ................................................     500,000           MIG1              500,000
Lone Star, TX, Apartment Improvements Authority, Daily Demand Note, 3.95%,
  12/1/14* .......................................................................     200,000           MIG1              200,000
----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $5,800,000)                                                                 5,800,000
----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Municipal Investments 95.0%
----------------------------------------------------------------------------------------------------------------------------------
Arizona
Central Arizona Water Conservation District, Central Arizona Project, prerefunded
  11/1/00, 7.5%, 11/1/05*** ......................................................   1,000,000           AAA             1,108,860
Arkansas
Rogers, AR, Sales and Use Tax Revenue, 5%, 11/1/15 ...............................   1,000,000           AA              1,002,430
California
Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior
  Lien, Series A, Zero Coupon, 1/1/05 ............................................   1,000,000           BBB               651,290
Orange County, CA, Recovery Notes, Series A, 6.5%, 6/1/05 (c) ....................   1,665,000           AAA             1,829,352
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project,
  Series 1995, 7%, 7/1/04 ........................................................   1,000,000           BBB             1,081,020
Colorado
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities Revenue,
  Series 1996, 5.9%, 12/1/03 .....................................................   1,475,000           AA              1,521,935

    The accompanying notes are an integral part of the financial statements.


                     9 - Scudder Limited Term Tax Free Fund

                                                                                    Principal         Credit             Market
                                                                                    Amount ($)       Rating (b)         Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Connecticut
Connecticut Development Authority, Airport Facilities, Windsor Locks Hotel,
  Mandatory Tender Note, Series B, prerefunded 10/1/97, 5.8%, 10/1/25 ............   2,000,000           AA              2,010,360
Delaware
Delaware, General Obligation, 6.6%, 4/1/10 .......................................   1,700,000           AAA             1,843,293
District Of Columbia
District of Columbia, General Obligation:
  Series A, 5.625%, 6/1/02 (c) ...................................................   1,500,000           AAA             1,535,490
  Series D, 5.25%, 12/1/03 (c) ...................................................   1,000,000           AAA             1,002,710
  Series 1993 C, 5.1%, 12/1/99 ...................................................   1,750,000           AAA             1,767,640
Florida
Dade County, FL, Port Authority Revenue, Series 1968 C, 5.5%, 10/1/07 ............   5,110,000           AAA             5,194,928
Georgia
Municipal Electric Authority of Georgia, Power Revenue, 6.6%, 1/1/01 (c) .........   1,000,000           AAA             1,060,230
Illinois
Berwin, IL, MacNeal Memorial Hospital, 5.5%, 6/1/01 (c) ..........................   2,795,000           AAA             2,850,062
Chicago, IL, General Obligation, Tender Note, Series C, 6.25%, 10/31/02 (c) ......   3,450,000           AAA             3,653,447
Evergreen Park, Illinois Hospital Facilities, Little County Mary's Hospital,
  7.75%, 2/15/09 (c) .............................................................   1,200,000           AAA             1,253,040
Illinois Health Facilities Authority, Revenue Refunding, Sherman Hospital Project,
  6.5%, 8/1/01 (c) ...............................................................   1,025,000           AAA             1,087,576
Indiana
Indiana Health Facility Finance Authority, Hospital Revenue, Ancilla Systems Inc.,
  Series A, 5.875%, 7/1/02 (c) ...................................................   1,000,000           AAA             1,040,270
Indiana Housing Finance Authority, Single Family Mortgage Revenue, Series 1995
  C-1, 5.25%, 7/1/12 .............................................................   3,625,000           AAA             3,645,336
Madison County, IN, Hospital Authority, Holy Cross Health System, 6.3%,
  12/1/98 (c) ....................................................................   1,000,000           AAA             1,030,660
Iowa
Cedar Rapids, IA, Hospital Revenue, St. Luke's Methodist Hospital, 5.65%,
  8/15/02 (c) ....................................................................   1,250,000           AAA             1,285,513
Des Moines, IA, Hospital Revenue, St. Luke's Methodist Hospital, Series 1996A,
  6%, 11/15/02 ...................................................................   1,750,000           AA              1,814,908
Kentucky
Jefferson County, KY, Trust Certificate, Enhanced 911 Emergency Telephone Project,
  Series 1996, 5.25%, 9/1/98 .....................................................   1,115,000           A               1,128,993

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Limited Term Tax Free Fund

                                                                                    Principal         Credit             Market
                                                                                    Amount ($)       Rating (b)         Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Louisiana
Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM, Series 1986 A,
  7.25%, 2/1/01** ................................................................   6,135,000           A               6,590,524
Louisiana State, General Obligation, Series 1996 A, 6%, 8/1/02 (c) ...............   1,000,000           AAA             1,050,310
Maine
Maine, General Obligation, 6%, 7/1/98 ............................................   1,000,000           AA              1,022,900
Massachusetts
New England Education Loan Marketing Corporation, Massachusetts Student Loan
  Revenue Refunding:
   Series A, 6%, 9/1/98 ..........................................................   2,000,000           AAA             2,043,320
   Series D, 6.2%, 9/1/00 ........................................................   2,000,000           AAA             2,076,100
Michigan
Michigan State Hospital Finance Authority Revenue, Genesys Health System,
  Series A, 6.6%, 10/1/98 ........................................................   1,000,000           BBB             1,021,490
New Hampshire
New Hampshire Higher Education & Health Facilities Authority, St. Josephs
  Hospital, 5.65%, 1/1/04 (c) ....................................................   1,095,000           AAA             1,113,133
New York
New York City, NY, General Obligation:
  Series 1991 A, 3%, 8/15/02 (c) .................................................   1,000,000           AAA               910,140
  Series 1997 I, 6.25%, 4/15/06 ..................................................   1,000,000           A               1,038,850
  Series 1995 D, 6.5%, 2/15/05 ...................................................   1,315,000           A               1,387,062
  Series 1996 I, 6.5%, 3/15/05 ...................................................   1,575,000           A               1,662,098
  Series 1995 B, 6.75%, 8/15/03 ..................................................   6,000,000           A               6,406,860
  Series 1996 A, 6.75%, 8/1/04 ...................................................   1,500,000           BBB             1,602,420
New York State Dormitory Authority, State University Educational Facility,
  Series A, 6.5%, 5/15/04 ........................................................   1,000,000           A               1,061,290
New York State Medical Care Facilities, Finance Agency, Mount Sinai Hospital,
  Series 1983, 5.95%, 8/15/09 ....................................................   1,050,000           AAA             1,072,313
New York State Urban Development Corporation Project, Onondaga County
  Convention Center:
   6%, 1/1/04 ....................................................................   1,445,000           BBB             1,489,636
   6%, 1/1/05 ....................................................................   1,535,000           BBB             1,582,355
Syracuse, NY, Industrial Development Agency, Pilot Revenue Bonds, Series 1995,
  5.125%, 10/15/02 ...............................................................   1,500,000           AA              1,481,385
North Carolina
North Carolina Municipal Power Agency #1, Catawaba Electric Revenue,
  5.75%, 1/1/02 (c) ..............................................................   1,150,000           AAA             1,192,700

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Limited Term Tax Free Fund

                                                                                    Principal         Credit             Market
                                                                                    Amount ($)       Rating (b)         Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania
Allegheny County, PA, Hospital Development Authority, 6.4%, 7/1/99 (c) ...........   1,010,000           AAA             1,045,992
Delaware County, PA, Industrial Development Authority, Series 1997 A,
  6.1%, 1/1/05 ...................................................................   2,000,000           A               2,061,480
Philadelphia, PA, Gas Works Revenue, prerefunded 7/1/97, 7.875%, 7/1/17*** .......     500,000           AAA               513,340
University of Pittsburgh, Pennsylvania Higher Education, General Obligation,
  Series A, prerefunded 6/1/97, 8.375%, 6/1/05*** ................................   1,000,000           AAA             1,023,810
Puerto Rico
Puerto Rico Commonwealth:
  prerefunded 7/1/97, 7.125%, 7/1/02 .............................................     410,000           AAA               420,484
  7.125%, 7/1/02 .................................................................   1,590,000           A               1,628,939
Rhode Island
Rhode Island, Consolidated Capital Development Loan, General Obligation,
  Series 1996, 6%, 8/1/03 (c) ....................................................   1,690,000           AAA             1,780,567
Texas
Austin, TX:
  Independent School District, Guaranteed General Obligation, 8.125%, 8/1/01 .....   1,000,000           AAA             1,127,570
  Utility System Revenue:
   Series A, 6.3%, 11/15/01 (c) ..................................................     365,000           AAA               388,013
   Series A, 6.3%, 11/15/01 (c) ..................................................     635,000           AAA               671,316
  Water, Sewer & Electric Refunding Revenue, prerefunded 5/15/97, 14.25%,
     11/15/06*** .................................................................   1,105,000           AAA             1,109,707
Ector County, TX, Hospital District Revenue, 5.5%, 4/15/03 (c) ...................   1,000,000           AAA             1,016,710
Midland County, TX, Hospital District, 4.85%, 6/1/97 .............................   1,815,000           BBB             1,815,545
Richardson, TX, Hospital Authority Refunding and Improvement, Richardson Medical
  Center, Series 1993, 6.5%, 12/1/12 .............................................     960,000           BBB               975,562
Texas Department of Housing & Community Affairs, Single-Family Mortgage Revenue,
  Series B, 5.5%, 3/1/11 (c) .....................................................   2,000,000           AAA             2,010,740
Texas Turnpike Authority, North Dallas Thruway Revenue, 6.7%, 1/1/98 (c) .........   1,310,000           AAA             1,334,510
Virgin Islands
Virgin Islands, General Obligation, 6.9%, 10/1/01 ................................   1,000,000           BBB             1,052,370
Washington
Lewis County, WA, Public Utility District 1, Cowlitz Falls Hydroelectric Project,
  Series 1991, prerefunded 10/1/01, 7%, 10/1/22*** ...............................   1,430,000           AAA             1,580,079
Washington Public Power Supply System:
  Nuclear Project #1, Revenue Refunding, Series C, 7.3%, 7/1/98 ..................   3,000,000           AA              3,105,000
  Nuclear Project #2, Refunding Revenue Series C, 7.3%, 7/1/00 ...................   1,300,000           AA              1,389,180

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Limited Term Tax Free Fund

                                                                                    Principal         Credit             Market
                                                                                    Amount ($)       Rating (b)         Value ($)
----------------------------------------------------------------------------------------------------------------------------------
  Nuclear Project #2, Refunding Revenue Series A, 6.3%, 7/1/01 ...................   1,000,000           AA              1,047,530
  Nuclear Project #2, Refunding Revenue Series 1992A, 5.7%, 7/1/02 ...............   1,550,000           AA              1,590,610
West Virginia
Wayne County, WV, Industrial Development, Atlantic Richfield Company Project,
  11.75%, 12/1/01 ................................................................     495,000           A                 634,600
Wisconsin
Milwaukee, WI, Metropolitan Sewer District Revenue, Series A, 6.7%, 10/1/01 ......   1,000,000           AA              1,075,380
Wisconsin Health and Education Facilities Authority:
  St. Luke's Medical Center, 6.6%, 8/15/01 (c) ...................................   1,745,000           AAA             1,856,453
  Wheaton Franciscan Services, prerefunded 8/15/98, 8.2%, 8/15/18 (c)*** .........   1,000,000           AAA             1,069,620
----------------------------------------------------------------------------------------------------------------------------------
Total Intermediate-Term Municipal (Cost $108,196,282)                                                                  109,529,336
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $113,996,282) (a)                                                            115,329,336
----------------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $113,996,282. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $1,333,054. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,501,213 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $168,159.

  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA, Connie Lee, or MBIA.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

  *** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury Securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Limited Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of April 30, 1997 (Unaudited)

 Assets
 ---------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $113,996,282) ........................     $ 115,329,336
                  Cash .........................................................................            25,391
                  Interest receivable ..........................................................         1,743,499
                  Receivable for Fund shares sold ..............................................             3,100
                  Deferred organization expenses ...............................................            14,372
                  Other assets .................................................................             2,257
                                                                                                     --------------
                  Total assets .................................................................       117,117,955
 Liabilities
 ---------------------------------------------------------------------------------------------------------------------------
                  Dividends payable ............................................................           267,343
                  Payable for Fund shares redeemed .............................................            74,299
                  Accrued management fee .......................................................            44,703
                  Other payables and accrued expenses ..........................................            45,241
                                                                                                     --------------
                  Total liabilities ............................................................           431,586
                  -------------------------------------------------------------------------------------------------
                  Net assets, at market value                                                        $ 116,686,369
                  -------------------------------------------------------------------------------------------------
 Net Assets
 ---------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Unrealized appreciation on investments .......................................         1,333,054
                  Accumulated net realized gain ................................................            31,457
                  Paid-in capital ..............................................................       115,321,858
                  -------------------------------------------------------------------------------------------------
                  Net assets, at market value                                                        $ 116,686,369
                  -------------------------------------------------------------------------------------------------
 Net Asset Value
 ---------------------------------------------------------------------------------------------------------------------------
                  NetAsset Value, offering and redemption price per share
                     ($116,686,369 / 9,817,356 outstanding shares of beneficial
                     interest, $.01 par value, unlimited number of                                   --------------
                     shares authorized) ........................................................            $11.89
                                                                                                     --------------

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Limited Term Tax Free Fund

                             Statement of Operations

                   six months ended April 30, 1997 (Unaudited)


 Investment Income
 ---------------------------------------------------------------------------------------------------------------------------
                  Interest .....................................................................     $   3,128,430
                                                                                                     ---------------
                  Expenses:
                  Management fee ...............................................................           372,688
                  Custodian and accounting fees ................................................            32,125
                  Services to shareholders .....................................................            34,788
                  Trustees' fees and expenses ..................................................            13,960
                  Registration fees ............................................................            15,134
                  Auditing .....................................................................            20,808
                  Legal ........................................................................             1,648
                  Reports to shareholders ......................................................            13,702
                  Amortization of organization expense .........................................             4,159
                  Other ........................................................................             4,025
                                                                                                     ----------------
                  Total expenses before expense reductions .....................................           513,037
                  Expense reductions ...........................................................           (51,479)
                                                                                                     ----------------
                  Expenses, net ................................................................           461,558
                  ---------------------------------------------------------------------------------------------------
                  Net investment income                                                                  2,666,872
                  ---------------------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
 ---------------------------------------------------------------------------------------------------------------------------
                  Net realized gain from investments ...........................................            65,124
                  Net unrealized depreciation on investments during the period .................          (894,434)
                  ---------------------------------------------------------------------------------------------------
                  Net loss on investments                                                                 (829,310)
                  ---------------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                               $   1,837,562
                  ---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Limited Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                  Six Months
                                                                                     Ended
                                                                                   April 30,      Year Ended
                                                                                     1997         October 31,
 Increase (Decrease) in Net Assets                                                (Unaudited)        1996
 ---------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ......................................   $  2,666,872    $  5,437,602
                  Net realized gain on investments ...........................         65,124         210,333
                  Net unrealized appreciation (depreciation) on investments
                  during the period ..........................................       (894,434)       (358,014)
                                                                                --------------  --------------
                  Net increase in net assets resulting from operations .......      1,837,562       5,289,921
                                                                                --------------  --------------
                  Distributions to shareholders from:
                  Net investment income ......................................     (2,666,872)     (5,437,602)
                                                                                --------------  --------------
                  Net realized gains .........................................       (205,773)        (50,891)
                                                                                --------------  --------------
                  Fund share transactions:
                  Proceeds from shares sold ..................................     24,136,015      57,374,072
                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..............................      1,189,538       2,249,313
                  Cost of shares redeemed ....................................    (31,264,532)    (57,528,518)
                                                                                --------------  --------------
                  Net increase (decrease) in net assets from Fund share
                  transactions ...............................................     (5,938,979)      2,094,867
                                                                                --------------  --------------
                  Increase (decrease) in net assets ..........................     (6,974,062)      1,896,295
                  Net assets at beginning of period ..........................    123,660,431     121,764,136
                                                                                --------------  --------------
                  Net assets at end of period ................................   $116,686,369    $123,660,431
                                                                                --------------  --------------
 Other Information
 ---------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..................     10,318,550      10,139,449
                                                                                --------------  --------------
                  Shares sold ................................................      2,015,273       4,790,986
                  Shares issued to shareholders in reinvestment of
                  distributions ..............................................         99,350         187,834
                  Shares redeemed ............................................     (2,615,816)     (4,799,719)
                                                                                --------------  --------------
                  Net increase (decrease) in Fund shares .....................       (501,194)        179,101
                                                                                --------------  --------------
                  Shares outstanding at end of period ........................      9,817,356      10,318,550
                                                                                --------------  --------------

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Limited Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                          For the Period
                                                         Six Months                                      February 15, 1994
                                                           Ended                                         (commencement of
                                                         April 30,          Years Ended October 31,       operations) to
                                                           1997                                             October 31,
                                                        (Unaudited)          1996            1995               1994
 --------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ...............     $11.98            $12.01          $11.67           $12.00
                                                         ------------------------------------------------------------------
 Income from investment operations:
 Net investment income ..............................        .26               .53             .56              .38
 Net realized and unrealized gain (loss) on
    investments .....................................       (.07)             (.02)            .34             (.33)
                                                         ------------------------------------------------------------------
 Total from investment operations ...................        .19               .51             .90              .05
                                                         ------------------------------------------------------------------
 Less distributions from:
 Net investment income ..............................       (.26)             (.53)           (.56)            (.38)
 Net realized gain on investment transactions .......       (.02)             (.01)              -                -
                                                         ------------------------------------------------------------------
 Total distributions ................................       (.28)             (.54)           (.56)            (.38)
                                                         ------------------------------------------------------------------
                                                         ------------------------------------------------------------------
 Net asset value, end of period .....................     $11.89            $11.98          $12.01           $11.67
 --------------------------------------------------------------------------------------------------------------------------
 Total Return (%) (a) ...............................       1.57**            4.33            7.94              .44**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) .............        117               124             122               68
 Ratio of operating expenses, net to average daily ..        .75*              .63             .23                -
    net assets (%)
 Ratio of operating expenses before expense .........        .83*              .82             .85             1.29*
    reductions, to average daily net assets
 Ratio of net investment income to average daily ....       4.33*             4.46            4.78             4.84*
    net assets (%)
 Portfolio turnover rate (%) ........................       17.3*             37.7            37.5             36.3*

(a) Total returns would have been lower had certain expenses not been reduced.
 *  Annualized
 ** Not annualized

    The accompanying notes are an integral part of the financial statements.


                     17 - Scudder Limited Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Limited Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently two series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

    The accompanying notes are an integral part of the financial statements.


                     18 - Scudder Limited Term Tax Free Fund

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales of investments (excluding short-term) aggregated $11,692,256 and $9,989,260, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement.

The Adviser agreed to maintain the annualized expenses at 0.75% of average daily net assets until December 31, 1997. For the six months ended April 30, 1997, the Adviser imposed fees amounting to $321,209 and the portion not imposed amounted to $51,479 at April 30, 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SSC aggregated $23,365 of which $3,880 was unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $19,969 of which $3,456 was unpaid at April 30, 1997.

The Trust pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Trustees' fees and expenses charged to the Fund aggregated $13,960.

    The accompanying notes are an integral part of the financial statements.


                     19 - Scudder Limited Term Tax Free Fund

                              Officers and Trustees


David S. Lee*
President and Trustee

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

Peter B. Freeman
Trustee; Corporate Director and Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Vice President and Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

M. Ashton Patton*
Vice President

Edward J. O'Connell*
Vice President and Assistant Treasurer


*Scudder, Stevens & Clark, Inc.


                    20 - Scudder Limited Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan*+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                    21 - Scudder Limited Term Tax Free Fund

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    22 - Scudder Limited Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
          individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                    23 - Scudder Limited Term Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors

SCUDDER

[LOGO]